                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


          Date of report (date of earliest event reported): May 1, 1998


                            ARV ASSISTED LIVING, INC.
               (Exact name of Registrant as specified in charter)


            DELAWARE                                                       33-0160968
(State or other jurisdiction of             000-26980                   (I.R.S. Employer
         incorporation)              (Commission File Number)        Identification Number)



              245 FISCHER AVENUE
                   SUITE D-1
            COSTA MESA, CALIFORNIA                                   92626
      (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (714) 751-7400


                                      None
          (Former name or former address, if changed since last report)

ITEM 5: OTHER EVENTS

         On January 28, 1998, the shareholders of ARV Assisted Living, Inc., a California corporation ("ARV California") and predecessor of ARV Assisted Living, Inc., a Delaware Corporation (the "Registrant"), approved a change of the Registrant's state of incorporation from the State of California to the State of Delaware. The reincorporation was effected by a merger of ARV California with and into Registrant on May 1, 1998. Registrant, a Delaware corporation, was organized solely for the purpose of effecting the reincorporation and is the surviving corporation in the merger.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Exhibits

 NUMBER       EXHIBIT
 ------       -------

   2.1 Agreement and Plan of Merger, dated as of March 4, 1998, by and between ARV Assisted Living, Inc. and ARV Delaware, Inc. (Incorporated by reference to Appendix A to the Definitive Proxy Statement for the ARV California 1997 Annual Meeting of the Shareholders filed with the Securities and Exchange Commission).

   3.1 Certificate of Incorporation of ARV Delaware, Inc. (Incorporated by reference to Appendix B to the Definitive Proxy Statement for the ARV California 1997 Annual Meeting of the Shareholders filed with the Securities and Exchange Commission).

   3.2 By-laws of ARV Delaware, Inc. (Incorporated by reference to Appendix C to the Definitive Proxy Statement for the ARV California 1997 Annual Meeting of the Shareholders filed with the Securities and Exchange Commission).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 18, 1998                       ARV ASSISTED LIVING, INC.


                                         By:  /s/ SHEILA M. MULDOON
                                             -----------------------------------
                                             Sheila M. Muldoon
                                             Senior Vice President and
                                             General Counsel

                                  EXHIBIT INDEX


 NUMBER       EXHIBIT
 ------       -------

   2.1 Agreement and Plan of Merger, dated as of March 4, 1998, by and between ARV Assisted Living, Inc. and ARV Delaware, Inc. (Incorporated by reference to Appendix A to the Definitive Proxy Statement for the ARV California 1997 Annual Meeting of the Shareholders filed with the Securities and Exchange Commission).

   3.1 Certificate of Incorporation of ARV Delaware, Inc. (Incorporated by reference to Appendix B to the Definitive Proxy Statement for the ARV California 1997 Annual Meeting of the Shareholders filed with the Securities and Exchange Commission).

   3.2 By-laws of ARV Delaware, Inc. (Incorporated by reference to Appendix C to the Definitive Proxy Statement for the ARV California 1997 Annual Meeting of the Shareholders filed with the Securities and Exchange Commission).